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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               _________________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): February 3, 2004

                               OLIN CORPORATION
            (Exact name of registrant as specified in its charter)

        Virginia                                                 13-1872319
(State or Other Jurisdiction           0-1070                  (IRS Employer
of Incorporation)              (Commission File Number)      Identification No.)


     P.O. Box 4500, 501 Merritt 7,
          Norwalk, Connecticut                                  06856-4500
(Address of principal executive offices)                        (Zip Code)


                                (203)-750-3000
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)



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


Item 5.  Other Events and Regulation FD Disclosure.

     In connection with the Registration Statement (Registration Statement No. 333-101027) filed by Olin with the Securities and Exchange Commission, special Virginia counsel to Olin, Hunton & Williams LLP issued an opinion to the Company regarding the validity of the 10,000,000 shares of common stock, $1.00 par value per share issued by Olin thereunder pursuant to the underwriting agreement, dated as of February 3, 2004 between Olin and Morgan Stanley & Co. Incorporated.

          Attached as Exhibit 99.1 hereto is a copy of the opinion of Hunton & Williams LLP dated February 3, 2004.

Item 7.  Exhibits.

         Exhibit No.                Exhibit
         -----------                -------

            99.1      Opinion of Hunton & Williams LLP
            99.2 Consent of Hunton & Williams LLP (included as part of Exhibit 99.1)

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OLIN CORPORATION


                                          By:  /s/ George H. Pain
                                             ___________________________________
                                             Name:   George H. Pain
                                             Title:  Vice President, General
                                                     Counsel and Secretary



Date: March 8, 2004

                                 EXHIBIT INDEX


       Exhibit No.            Exhibit
       -----------            -------

          99.1       Opinion of Hunton & Williams LLP
          99.2 Consent of Hunton & Williams LLP (included as part of Exhibit 99.1)